Exhibit 10.2

COGENT SYSTEMS, INCORPORATED

2000 STOCK OPTION PLAN

1.	PURPOSE OF THE PLAN

The 2000 Stock Option Plan (the “Plan”) of Cogent Systems, Incorporated, a California corporation (the “Company”), is intended to provide additional incentive through stock ownership to enable the Company to attract and retain the best possible personnel and service providers to meet its current needs and growth plans for the future. To accomplish these objectives, the Plan provides a means whereby selected employees, directors and consultants may be granted options to purchase shares of the Company’s stock.

2.	DEFINITIONS

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in the Plan, shall have the following meanings:

“Administrator” means the Board or any Committee appointed pursuant to Section 5 of the Plan.

“Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a Committee appointed by the Board in accordance with Section 5 of the Plan.

“Common Stock” means the common shares of the Company.

“Company” means Cogent Systems, Incorporated, a California corporation.

“Consultant” means any person, including an advisor, who is engaged by the Company or an Affiliate to render consulting or advisory services or who is a director of an Affiliate.

“Director” means a member of the Board of Directors of the Company.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person employed by the Company or an Affiliate. Mere service as a director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Fair Market Value” of a Share of Common Stock means:

(a) If the Common Stock is listed on a national securities exchange or traded in the Nasdaq Stock Market, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(b) If the Common Stock is not traded on a national securities exchange or the Nasdaq Stock Market but is traded on the over-the-counter market, and bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the- counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(c) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” or “NOSO” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

“Plan” means the Cogent Systems, Incorporated 2000 Stock Option Plan.

“Participant” means an Employee, Director or Consultant who is granted one or more Options under the Plan.

“Shares” means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Section 9 of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

3.	ELIGIBLE PERSONS

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, Director or Consultant at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an Employee, Director or Consultant; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement evidencing such

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Option. Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options may be granted to any Employee, Director or Consultant. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

A Consultant shall not be eligible for the grant of an Option if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”), unless the Company determines that such grant need not comply with the requirements of Rule 701. Rule 701 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

4.	STOCK SUBJECT TO THE PLAN

The total number of shares of Common Stock which may be granted pursuant to the Plan shall be 4,500,000* of the Company’s authorized but unissued shares, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Section 9 of the Plan.

If an Option ceases to be “outstanding,” in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as “outstanding” until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

5.	ADMINISTRATION

The Administrator of the Plan will be the Board, except to the extent the Board delegates its authority to a Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority to:

(i)	determine the price for issuance of the Shares on exercise of an Option;

(ii)	select the Employees, Directors and Consultants to be granted Options under the Plan from time to time;

*	Gives effect to the stock split approved by the Board of Directors as of July 25,2000.

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(iii)	determine the number of Shares to be covered by each Option grant;

(iv)	approve forms of Option Agreement under the Plan;

(v)	set the other terms and conditions of Options granted under the Plan; and

(vi)	determine all other matters of interpretation and administration of the Plan; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs.

No member of the Administrator shall be liable for any act or omission on such member’s own part, including but not limited to the exercise of any power or discretion given to such member under the Plan, except for those acts or omissions resulting from such member’s own gross negligence or willful misconduct. All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons    ,

6.	TERMS AND CONDITIONS OF OPTIONS

Each Option shall be set forth in writing in an Option Agreement between the Company and a Participant. Each Option shall be subject to the terms and conditions set forth elsewhere in the Plan, as well as the provisions set forth below:

6.1 Option Type. Each Option shall be designated as either an IS0 or a NQSO. To the extent that the aggregate Fair Market Value (determined at the time each IS0 is granted) of the Shares with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000, such Options in excess of that amount shall be treated as NQSOs. For this purpose, Options designated as ISO’s shall be taken into account in the order in which they are granted.

6.2 Option Date. Except in the case of advance approvals determined by the Administrator as permitted by Section 3 of the Plan, the date of grant of an Option under the Plan shall be the date as of which the Administrator approves the grant.

6.3 Option Term. Options shall be exercisable for a period not to exceed ten years from the date of grant, or such lesser period of time as is set forth in the Option Agreement. In the case of an IS0 granted to an Employee who owns stock representing more than 10% of the total voting power of all classes of stock of the Company or its Affiliates, the term of an Option shall not exceed five (5) years from the date of grant.

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6.4 Option Price. The per share option price of Options granted under the Plan shall be determined by the Administrator, subject to the following:

(a) In the case of an IS0 granted to a person who at the time of such grant owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates, the option price shall not be less than 110% of the Fair Market Value per share on the date of grant;

(b) In the case of an IS0 granted to any other person, the option price shall not be less than 100% of the Fair Market Value per share on the date of grant; and

(c) In the case of an NQSO, the option price shall not be less than 85% of the Fair Market Value per share on the date of grant.

6.5 Vesting. An Option shall not be exercisable except as to the portion of such Option that is “vested.” An Option shall vest at such times as are specified by the vesting schedule stated in the Option Agreement relating to such Option as determined by the Administrator at the time of grant; provided that each Option will vest at a rate of at least 20% per year from the date of grant subject to termination of service.

The Administrator shall have the right to accelerate the vesting of any Option; provided that the Administrator shall not accelerate the vesting of any Option granted to any Employee as an IS0 to the extent such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 6.1, without the consent of such Employee.

6.6 Nontransferability. Options granted under the Plan shall not be assignable or otherwise transferable by a Participant except by will or by the laws of descent and distribution. During the life of the Participant, an Option shall be exercisable only by the Participant. No assignment or transfer of an Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the intended assignee or transferee any interest or right therein whatsoever.

6.7 Payment of Option Price. Except as provided below, payment in full, in cash or check, shall be made for all Shares purchased at the time written notice of exercise of an Option is given to the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(a) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;

(b) the cancellation of indebtedness of the Company to the Participant;

(c) the waiver of compensation due or accrued to the Participant for services rendered;

(d) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by the Administrator and the applicable corporate law.

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6.8 Termination of Service for Other than Death or Disability. Options granted under the Plan, to the extent they have not then expired or been exercised, shall terminate thirty (30) days after the Participant ceases, for any reason other than death or Disability, to be an Employee, Director or Consultant, as the case may be, and shall not be exercisable on or after said date; provided that such Options shall be exercisable only to the extent they were exercisable on the date such person ceased to be an Employee, Director or Consultant. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliate, so long as the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate.

6.9 Termination of Service Due to Death or Disability. If termination of service is due to death, then the Participant’s legal representative, by will or the applicable laws of descent and distribution, shall have the right to exercise any Options within one year after the date of death, to the extent they were exercisable on such date. In the event of Disability resulting in termination of service, the Participant will have the same right to exercise for a one year period as described above in the event of death.

6.10 Withholding and Employment Taxes. At the time of exercise of an Option, the Participant shall remit to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of its sole discretion, permit a Participant to pay some or all of such taxes by means of a promissory note on such terms as the Administrator deems appropriate. If and to the extent authorized by the Administrator in its sole discretion, a Participant may make an election, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock which are acquired upon exercise of an Option or other securities of the Company withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the Participant on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option.

6.11 Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, consistent with the intent of the Plan and subject to regulatory requirements for administration of such plans.

7.	EXERCISE OF OPTIONS

A Participant wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the option price as provided in Section 6.7. The Company may also require, as a condition to exercise of an Option, that the Participant execute and deliver any (i) investment representation or other undertaking necessary to comply with the Securities Act or state securities laws, and (ii) documents necessary to continue the Company’s status as a Subchapter S corporation under the Internal Revenue Code of 1986, as amended.

The date the Company receives written notice of an exercise hereunder accompanied by payment of the option price and, if required, by any investment representation or undertaking,

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documents for purposes of continuing Subchapter S status and payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option, will be considered the date such Option is exercised. Promptly after receipt of written notice of exercise of an Option, the Company shall deliver to the Participant or such other person entitled to exercise the Option a certificate or certificates for the requisite number of Shares. The Company may, upon the advice of counsel, place legends on certificates issued under the Plan as deemed necessary or appropriate in order to comply with applicable securities laws.

8.	REPURCHASE, FIRST REFUSAL AND OTHER COMPANY RIGHTS

The Option Agreement may, but need not, include a provision whereby (a) the Company may elect to repurchase on termination of service all or any part of the Shares acquired by a Participant pursuant to the exercise of the Option, or (b) the Company may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the Shares purchased upon exercise of the Option; provided that the Company may only repurchase Shares after they have been held by the Participant for over six months from the date of exercise. If the Company is given the right to repurchase Shares upon termination of employment, the repurchase price shall be not less than the Fair Market Value of the Shares to be repurchased on the date of termination of employment, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within 90 days of termination of employment (or in the case of Shares issued upon exercise of Options after the date of termination, within 90 days after the date of exercise), and the right terminates when the Company’s Shares become publicly traded.

The existence of any grant under the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganization or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stock with preference ahead of or convertible into, or otherwise affecting the Common Stock of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.	ADJUSTMENTS

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

(a) If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the option price per share to reflect such events.

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(b) If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Administrator or any entity assuming the obligations of the Company hereunder, shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised either to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (to the extent then exercisable) over the option price thereof.

(c) In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the option price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

In the event of a dissolution of liquidation of the Company, all outstanding Options shall terminate immediately prior to such event.

10.	RIGHTS AS SHAREHOLDERS

A Participant shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such time that the Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such Participant.

11.	FRACTIONAL SHARES

No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

12.	PARTICIPANT’S RELATIONSHIP

Neither the Plan nor the granting of any Option hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any Participant’s employment, consultancy or directorship at any time, or confer upon any Participant any right to continue in the employ or service of the Company or any of its Affiliates.

13.	FINANCIAL INFORMATION

The Company shall provide to each Participant, and each holder of Shares issued on exercise of Options, financial statements of the Company annually. Such financial statements shall be delivered as soon as practical following the end of each of the Company’s fiscal years.

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Nothing contained in the Plan shall confer a right to a Participant to distribution of more frequent financial information other than the Company determines to provide in its sole discretion.

14.	AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan, except to the extent that shareholder approval is required by applicable law; provided, however, that no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any Option granted, without his or her consent, or that, without shareholder approval in the manner and degree provided in the Company’s charter or bylaws and under applicable state law or, in the absence of same, without the approval of the-holders of a majority of the outstanding voting shares of the Company, would:

(a) Except as is provided in Sections 4 and 9 of the Plan, increase the total number of Shares reserved for the purposes of the Plan;

(b) Extend the duration of the Plan; or

(c) Change the class of persons eligible to be granted Options hereunder.

Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, except as otherwise mutually agreed to in writing between the Participant and the Administrator.

15.	SHAREHOLDER APPROVAL

Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted.

16.	EFFECTIVE DATE OF THE PLAN

The Plan shall be effective upon its adoption by the Board; provided, however, that no Option shall be exercisable unless and until approval of the Plan by shareholders of the Company is obtained.

Adopted by the Board of Directors on July 25,2000

Approved by Shareholders on July 25,2000

Dated: July 25, 2000

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COGENT SYSTEMS, INCORPORATED

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT is entered into as of the      day of             , 200  , between Cogent Systems, Incorporated (the “Company”), a California corporation, and Mr.                     , an employee of the Company (the “Employee”).

WHEREAS, pursuant to a Notice of Stock Option Grant (the “Notice”) and this Agreement, the Company has granted to the Employee an Option to purchase its common shares (the “Shares”) under and for the purposes set forth in the Company’s 2000 Stock Option Plan (the “Plan”);

WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

WHEREAS, the Company and the Employee each intend that the Option granted herein qualifies as an Incentive Stock Option (“ISO”).

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.	GRANT OF OPTION.

The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of                      Thousand (    ,000) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

2.	PURCHASE PRICE.

The purchase price of the Shares covered by the Option shall be Two Dollars ($2.00) per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Section 6.7 of the Plan.

3.	EXERCISABILITY OF OPTION.

Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall vest and become exercisable as set forth in the Notice. The vesting is cumulative and subject to the other terms and conditions of this Agreement and the Plan.

4.	TERM OF OPTION.

The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination provided herein or in the Plan.

If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than death or Disability), the Option may be exercised, to the extent it is then exercisable, within thirty (30) days after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter.

Notwithstanding the foregoing, in the event of the Employee’s Disability or death within thirty (30) days after the termination of employment, the Employee or the Employee’s Survivors may exercise the Option within one (1) year after the date of the Employee’s termination of employment, but in no event after the date of expiration of the term of the Option.

In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Participant’s Survivors within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable only to the extent exercisable but not exercised as of the date of death.

In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the Employee’s termination of employment or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable only to the extent exercisable but not exercised as of the date of Disability.

5.	METHOD OF EXERCISING OPTION.

Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by giving written notice to the Company at its principal executive office in a form designated by the Company. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Section 6.7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “Blue Sky” laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.	PARTIAL EXERCISE.

Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional shares shall be issued pursuant to this Option.

7.	NON-ASSIGNABILITY.

The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable during the Employee’s lifetime only by the Employee, and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7 or the Plan, or the levy of an attachment or similar process upon the Option, shall be null and void.

8.	ADJUSTMENTS.

The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

9.	TAXES.

The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee’s responsibility.

In the event of a Disqualifying Disposition (as defined in Section 13 below) or if the Option is converted into a NQSO and such NQSO is exercised, the Company may withhold from the Employee’s remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld.

10.	RESTRICTIONS ON TRANSFER OF SHARES.

10.1 The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be sold, pledged or otherwise transferred by the Employee except as otherwise permitted herein.

10.2 In the event of the Employee’s termination of employment for any reason, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination of employment of the Employee (as described above), exercise its option pursuant to this Section 10.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself and for the persons entitled to exercise the Option by will or inheritance (the “Survivors”), agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 10.2:

(i)	The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 10.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of employment.

(ii)	The Company’s option to repurchase the Employee’s Shares in the event of termination of employment shall be valid for a period of ninety (90) days commencing with the date of such termination of employment.

(iii)	In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee’s Shares under this Section 10.2, the Company shall notify the Employee, or in case of death, the Survivors, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 10.2(ii) for exercise of the Company’s option to repurchase.

(iv)

The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the “Closing”) in cash or cancellation of purchase money indebtedness for the Shares. The date specified shall not be less than ten (10) days from the date of mailing the notice and not more than a date sixty (60) days from the date of the mailing of the notice or five (5) days after six (6) months have elapsed from the date of exercise of the Option, whichever is the later, and the Employee or his or her survivors with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her Survivors and the certificates for the Shares being purchased, duly endorsed or with stock power in proper form for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her Survivors.

10.3 It shall be a condition precedent to the validity of any sale, pledge or other transfer of any Shares by the Employee that the following restrictions be complied with (except as hereinafter otherwise provided):

(i)	No Shares owned by the Employee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

(ii)	Before selling, pledging or otherwise transferring all or part of the Shares, the Employee shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale, pledge or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Employee. Such notice shall constitute a binding offer by the Employee to sell to the Company such number of the Shares then held by the Employee as are proposed to be sold in the notice at (a) the monetary price per share designated in such notice, or (b) the Fair Market Value of the Shares at the date of such notice as determined in accordance with the Plan, whichever is lower, payable on the terms offered to the Employee by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Employee as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Employee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase (the “Settlement”) which shall not be less than ten (10) days after the giving of the acceptance notice and not more than a date sixty (60) days after the giving of the acceptance notice or five (5) days after six (6) months have elapsed from the date of exercise of the Option, whichever is the later. The place for such Settlement shall be at the Company’s principal office. At such Settlement, the Employee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice duly endorsed or with stock powers in proper form for transfer.

(iii)	If the Company shall fail to accept any such offer, the Employee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Employee’s notice, provided that (a) such sale is consummated within six (6) months after the giving of notice by the Employee to the Company as aforesaid, (b) the transferee first agrees in writing to be bound by the provisions of this Agreement, including, without limitation, repurchase on termination of employment of the Employee under Section 10.2 and the right of first refusal under Section 10.3, (c) the transferee delivers to the Company an investment representation or other undertaking necessary to comply with the Securities Act or state securities laws, and (d) the transferee delivers documents necessary to continue the Company’s status as a Subchapter S corporation under the Internal Revenue Code of 1986, as amended. The transferee shall also deliver to the Company certificate(s) evidencing the Shares accompanied by stock powers or other documents in proper form for transfer, reregistration of ownership and the issuance of a new certificate for the Shares. After the expiration of such six (6) months, the provisions of this Section 10.3 shall again apply with respect to any proposed sale, pledge or transfer of the Employee’s Shares.

(iv)	The restrictions on transfer contained in this Section 10.3 shall not apply to (a) transfers by the Employee to his or her spouse or children or to a trust for the benefit of his or her spouse or children, or (b) transfers by the Employee, in the event of his or her death, to his or her survivors (collectively, “Permitted Transferees”); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, including, without limitation, repurchase on termination of employment of the Employee under Section 10.2 and the right of first refusal under Section 10.3, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

(v)	The provisions of this Section 10.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

10.4 In the event that the Employee or his or her Survivors fail to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her Survivors upon delivery of such Shares, and (b) to immediately take such action as is appropriate to transfer record title of such Shares from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating such transfer.

10.5 If the Company shall pay a stock dividend on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement.

10.6 If the outstanding shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares, or if the Company shall be a party to an Acquisition or recapitalization or reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company’s rights to repurchase pursuant to this Agreement.

10.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

10.8 The provisions of Sections 10.1 and 10.2 shall terminate upon the consummation of a public offering of any of the Company’s securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act, in which offering the aggregate gross proceeds to the Company exceed $20,000,000 and in which the price per share of such securities equals or exceeds $10.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event), and the provisions of Section 10.3 shall terminate when the Shares become publicly traded.

10.9 By exercising the Option, the Employee agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that he or she not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Employee, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. The Employee further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the

Company may impose stop-transfer instructions with respect to Shares held by the Employee until the end of such period.

10.10 The Employee acknowledges and agrees that neither the Company, its stockholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

10.11 All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: “The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement dated July 25, 2000, with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request.”

11.	NO OBLIGATION TO EMPLOY.

The Company is not by the Plan or this Option obligated to continue the Employee as an employee of the Company.

12.	OPTION IS INTENDED TO BE AN ISO.

The parties each intend that the Option be an ISO so that the Employee (or the Employee’s Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a NQSO and not as an ISO. The Employee should consult with the Employee’s own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

13.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the

Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

14.	NOTICES.

Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:	Cogent Systems, Incorporated 209 Fair Oaks Avenue South Pasadena, CA 91030

If to the Employee:

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

15.	GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof.

16.	BENEFIT OF AGREEMENT.

Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

17.	ENTIRE AGREEMENT.

This Agreement, together with the Notice and the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation on, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement; provided, however, that in any event, this Agreement and the Notice shall be subject to and governed by the Plan.

18.	MODIFICATIONS AND AMENDMENTS.

The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

19.	WAIVERS AND CONSENTS.

Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has executed this Agreement, all as of the day and year first above written.

COGENT SYSTEMS, INCORPORATED

By:

EMPLOYEE

Employee’s spouse indicates by the execution of this Inventive Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the Option granted hereunder, and in any Shares purchased pursuant to this Agreement.

Employee’s Spouse

COGENT SYSTEMS, INCORPORATED

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT is entered into as of the      day of             , 200  , between Cogent Systems, Incorporated (the “Company”), a California corporation, and                     , who has been engaged by the Company or an Affiliate to render consulting or advisory services or who is a director of the Company or an Affiliate (the “Participant”).

WHEREAS, pursuant to a Notice of Stock Option Grant (the “Notice”) and this Agreement, the Company has granted to the Participant an Option to purchase its common shares (the “Shares”) under and for the purposes set forth in the Company’s 2000 Stock Option Plan (the “Plan”); and

WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan, except to the extent the context indicates otherwise.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.	GRANT OF OPTION.

The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of                      (            ) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

2.	PURCHASE PRICE.

The purchase price of the Shares covered by the Option shall be                      ($            ) per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Section 6.7 of the Plan.

3.	EXERCISABILITY OF OPTION.

Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall vest and become exercisable as set forth in the Notice. The vesting, if any, is cumulative and subject to the other terms and conditions of this Agreement and the Plan.

4.	TERM OF OPTION.

The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination provided herein or in the Plan.

If the Participant ceases to be a Consultant (for any reason other than death or Disability), the Option may be exercised, to the extent it is then exercisable, within thirty (30) days after the date the Participant ceases to be a Consultant, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter.

Notwithstanding the foregoing, in the event of the Participant’s death or Disability within thirty (30) days after ceasing to be a Consultant, the Participant or the Participant’s Survivors may exercise the Option within one (1) year after the date of the Participant’s ceases to be a Consultant, but in no event after the date of expiration of the term of the Option.

In the event of the death of the Participant while a Consultant, the Option shall be exercisable by the Participant’s Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable only to the extent exercisable but not exercised as of the date of death.

In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the Participant ceases to be a Consultant or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable only to the extent exercisable but not exercised as of the date of Disability.

5.	METHOD OF EXERCISING OPTION.

Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by giving written notice to the Company at its principal executive office in a form designated by the Company. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Section 6.7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “Blue Sky” laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.	PARTIAL EXERCISE.

Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional shares shall be issued pursuant to this Option.

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7.	NON-ASSIGNABILITY.

The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable during the Participant’s lifetime only by the Participant, and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7 or the Plan, or the levy of an attachment or similar process upon the Option, shall be null and void.

8.	ADJUSTMENTS.

The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

9.	TAXES.

The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant’s responsibility.

If the Participant is an Employee, the Company may withhold from the Participant’s remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount underwithheld.

10.	RESTRICTIONS ON TRANSFER OF SHARES.

10.1 The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be sold, pledged or otherwise transferred by the Participant except as otherwise permitted herein.

10.2 In the event of the Participant ceasing to be a Consultant, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the Participant ceasing to be a Consultant (as described above), exercise its option pursuant to this Section 10.2, the restrictions set forth in the balance of this Agreement shall not

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thereby lapse, and the Participant for himself or herself and for the persons entitled to exercise the Option by will or inheritance (the “Survivors”), agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 10.2:

(i)	The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 10.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of ceasing to be a Consultant.

(ii)	The Company’s option to repurchase the Participant’s Shares in the event of ceasing to be a Consultant shall be valid for a period of ninety (90) days commencing with the date of ceasing to be a Consultant.

(iii)	In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant’s Shares under this Section 10.2, the Company shall notify the Participant, or in case of death, the Survivors, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 10.2(ii) for exercise of the Company’s option to repurchase.

(iv)	The written notice to the Participant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the “Closing”) in cash or cancellation of purchase money indebtedness for the Shares. The date specified shall not be less than ten (10) days from the date of mailing the notice and not more than a date sixty (60) days from the date of the mailing of the notice or five (5) days after six (6) months have elapsed from the date of exercise of the Option, whichever is the later, and the Participant or his or her Survivors with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or his or her Survivors and the certificates for the Shares being purchased, duly endorsed or with stock power in proper form for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her Survivors.

10.3 It shall be a condition precedent to the validity of any sale, pledge or other transfer of any Shares by the Participant that the following restrictions be complied with (except as hereinafter otherwise provided):

(i)	No Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

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(ii)	Before selling, pledging or otherwise transferring all or part of the Shares, the Participant shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale, pledge or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Participant. Such notice shall constitute a binding offer by the Participant to sell to the Company such number of the Shares then held by the Participant as are proposed to be sold in the notice at (a) the monetary price per share designated in such notice, or (b) the Fair Market Value of the Shares at the date of such notice as determined in accordance with the Plan, whichever is lower, payable on the terms offered to the Participant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Participant as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Participant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase (the “Settlement”) which shall not be less than ten (10) days after the giving of the acceptance notice and not more than a date sixty (60) days after the giving of the acceptance notice or five (5) days after six (6) months have elapsed from the date of exercise of the Option, whichever is the later. The place for such Settlement shall be at the Company’s principal office. At such Settlement, the Participant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice duly endorsed or with stock powers in proper form for transfer.

(iii)

If the Company shall fail to accept any such offer, the Participant shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Participant’s notice, provided that (a) such sale is consummated within six (6) months after the giving of notice by the Participant to the Company as aforesaid, (b) the transferee first agrees in writing to be bound by the provisions of this Agreement, including, without limitation, repurchase on the Participant ceasing to be a Consultant under Section 10.2 and the right of first refusal under Section 10.3, (c) the transferee delivers to the Company an investment representation or other undertaking necessary to comply with the Securities Act or state securities laws, and (d) the transferee delivers documents necessary to continue the Company’s status as a Subchapter S corporation under the Internal Revenue Code of 1986, as amended. The transferee shall also deliver to the Company certificate(s)

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evidencing the Shares accompanied by stock powers or other documents in proper form for transfer, reregistration of ownership and the issuance of a new certificate for the Shares. After the expiration of such six (6) months, the provisions of this Section 10.3 shall again apply with respect to any proposed sale, pledge or transfer of the Participant’s Shares.

(iv)	The restrictions on transfer contained in this Section 10.3 shall not apply to (a) transfers by the Participant to his or her spouse or children or to a trust for the benefit of his or her spouse or children, or (b) transfers by the Participant, in the event of his or her death, to his or her survivors (collectively, “Permitted Transferees”); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, including, without limitation, repurchase on the Participant ceasing to be a Consultant under Section 10.2 and the right of first refusal under Section 10.3, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

(v)	The provisions of this Section 10.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

10.4 In the event that the Participant or his or her Survivors fail to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her Survivors upon delivery of such Shares, and (b) to immediately take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating such transfer.

10.5 If the Company shall pay a stock dividend on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement. If the Company shall distribute to its shareholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement.

10.6 If the outstanding shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares, or if the Company shall be a party to an Acquisition or recapitalization or reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are

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issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company’s rights to repurchase pursuant to this Agreement.

10.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

10.8 The provisions of Sections 10.1 and 10.2 shall terminate upon the consummation of a public offering of any of the Company’s securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act, in which offering the aggregate gross proceeds to the Company exceed $20,000,000 and in which the price per share of such securities equals or exceeds $10.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event), and the provisions of Section 10.3 shall terminate when the Shares become publicly traded.

10.9 By exercising the Option, the Participant agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that he or she not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Participant, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. The Participant further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Shares held by the Participant until the end of such period.

10.10 The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following the Participant ceasing to be a Consultant, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

10.11 All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: “The shares represented by this certificate are subject to restrictions set forth in a Non-Qualified Stock Option Agreement dated                     , 200  , with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request.”

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11.	NO CONTINUING OBLIGATION

The Company is not by the Plan or this Option obligated to continue the Participant as a Consultant.

12.	NOTICES.

Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:	Cogent Systems, Incorporated
209 Fair Oaks Avenue
South Pasadena, CA 91030

If to the Participant:

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

13.	GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof.

14.	BENEFIT OF AGREEMENT.

Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

15.	ENTIRE AGREEMENT.

This Agreement, together with the Notice and the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation on, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement; provided, however, that in any event, this Agreement and the Notice shall be subject to and governed by the Plan.

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16.	MODIFICATIONS AND AMENDMENTS.

The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

17.	WAIVERS AND CONSENTS.

Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has executed this Agreement, all as of the day and year first above written.

COGENT SYSTEMS, INCORPORATED

By:

PARTICIPANT

Participant’s spouse indicates by the execution of this Non-Qualified Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the Option granted hereunder, and in any Shares purchased pursuant to this Agreement.

Participant’s Spouse

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